Exhibit (10)(f)(6)

AMENDMENT NO. 5
TO
ALLTEL CORPORATION
1998 MANAGEMENT DEFERRED COMPENSATION PLAN

Effective September 1, 2006, the Alltel Corporation 1998 Management Deferred Compensation Plan is hereby amended as follows:

1.	Section 6.7(c)(iii) is amended by adding the following sentence to the end thereof:

“Notwithstanding anything contained in this Section 6.7(c)(iii), a Designated Participant who was employed by the Corporation on September 1, 2006 shall be permitted to modify his or her distribution election to elect payment (or commencement of payment) of his or her Deferred Compensation Account on any specified date in 2009 or later year, provided such revised distribution election is filed with the Corporation on or before December 31, 2006 and the distribution elected otherwise complies with the requirements of this Section 6.7(c).”

IN WITNESS WHEREOF, this Amendment has been executed this 1st day of November, 2006.

                        ALLTEL CORPORATION

                        By:   /s/ Scott T. Ford
                        Title: President and Chief Executive Officer